UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 8, 2013
Date of Report (Date of earliest event reported)

ANWORTH MORTGAGE ASSET CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13709	52-2059785
(Commission File Number)	(IRS Employer Identification No.)

1299 Ocean Avenue, Second Floor, Santa Monica, California	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 255-4493
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On April 8, 2013, Anworth Mortgage Asset Corporation (“Anworth”) announced that, in accordance with the terms of Anworth’s 6.25% Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”), the conversion rate of the Series B Preferred Stock will increase from 3.8370 shares of Anworth’s common stock to 3.8695 shares of its common stock effective April 9, 2013.

As previously announced, Anworth’s board of directors declared, on March 28, 2013, a quarterly common stock dividend of $0.15 per share, which is payable on April 29, 2013 to holders of record of common stock as of the close of business on April 8, 2013.  When Anworth pays a cash dividend during any quarterly fiscal period to its common stockholders in an amount that results in an annualized common stock dividend yield greater than 6.25% (the dividend yield on the Series B Preferred Stock), the conversion rate on the Series B Preferred Stock is adjusted based on a formula specified in the Articles Supplementary Establishing and Fixing the Rights and Preferences of the Series B Preferred Stock.  As a result of this dividend, the conversion rate will increase from 3.8370 shares of Anworth’s common stock to 3.8695 shares of its common stock effective April 9, 2013.

Item 8.01	Other Events.

On April 8, 2013, Anworth issued a press release announcing an increase to the conversion rate of Anworth’s 6.25% Series B Cumulative Convertible Preferred Stock effective April 9, 2013. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

As discussed therein, the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. These forward-looking statements relate to Anworth’s current expectations and are subject to the limitations and qualifications set forth in the press release as well as in Anworth’s other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

Exhibit 99.1

Press Release dated April 8, 2013 announcing an increase to the conversion rate of Anworth’s 6.25% Series B Cumulative Convertible Preferred Stock effective April 9, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ANWORTH MORTGAGE ASSET CORPORATION

Date:	April 8, 2013	By:	/s/	Thad M. Brown
Chief Financial Officer

EXHIBIT INDEX

Exhibit #	Description

99.1	Press Release dated April 8, 2013 announcing an increase to the conversion rate of Anworth’s 6.25% Series B Cumulative Convertible Preferred Stock effective April 9, 2013.